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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1997

                                 PANENERGY CORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     I-8157                  74-2150460
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION)

  5400 WESTHEIMER COURT                                      77251-1642
      P.O. BOX 1642                                          (ZIP CODE)
     HOUSTON, TEXAS
  (ADDRESS OF PRINCIPAL
   EXECUTIVE OFFICES)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 713-627-5400

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ITEM 5. OTHER EVENTS

  PanEnergy Corp ("PanEnergy") previously filed with the Securities and Exchange Commission a Current Report on Form 8-K, dated December 10, 1996, that, among other things, disclosed that PanEnergy and Duke Power Company ("Duke") had entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among PanEnergy, Duke and Duke Transaction Corporation ("Duke Transaction").

  The Merger Agreement provides that, among other things, Duke Transaction will be merged with and into PanEnergy, with PanEnergy being the surviving corporation and becoming a wholly-owned subsidiary of Duke ("Merger"). The Merger is described in detail in a Registration Statement on Form S-4 (No. 333-23227) ("Registration Statement") filed by Duke with the Securities and Exchange Commission on March 13, 1997 and declared effective by the Securities and Exchange Commission as of 4:00 p.m. on that date. The Joint Proxy Statement-Prospectus included in the Registration Statement was distributed to PanEnergy's stockholders beginning on March 17, 1997 in connection with the annual meeting of stockholders of PanEnergy scheduled to be held on April 24, 1997. Among other conditions to consummating the Merger, the Merger is conditioned upon Duke receiving approval of The Public Service Commission of South Carolina ("PSCSC") and the North Carolina Utilities Commission ("NCUC").

  On March 18, 1997, the PSCSC unanimously approved the application of Duke seeking approval of the Merger and the issuance of Duke's common stock pursuant to the terms of the Merger Agreement. On that day, a hearing was also held before the NCUC with respect to a similar application by Duke. In the proceedings before the PSCSC and the NCUC, Duke agreed to various matters, one being that Duke will not seek to increase its retail rates through the year 2000 except to reflect substantial financial impacts of governmental action affecting the industry generally, or a segment thereof, including Duke, or major expenditures attributable to force majeure events. A copy of Duke's press release announcing the approval by the PSCSC is filed herewith as
Exhibit 2(b) and is incorporated by reference herein.

  A copy of the Merger Agreement was filed with the Current Report on Form 8-K by Duke, dated December 9, 1996, as Exhibit 2(b). The Merger Agreement as amended and restated is filed herewith as Exhibit 2(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  The following exhibits are filed herewith:

   2(a). Agreement and Plan of Merger dated as of November 24, 1996, as amended and restated as of March 10, 1997, among Duke Power Company, Duke Transaction Corporation and PanEnergy Corp.

   2(b). Press Release of Duke dated March 19, 1997.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PANENERGY CORP
                                           (registrant)

                                          By:        /s/ Robert W. Reed
                                             ----------------------------------
                                                       ROBERT W. REED
                                                         Secretary

Dated: March 20, 1997

                                 EXHIBIT INDEX

 EXHIBIT DESCRIPTION
 ------- -----------
 2(a)    Agreement and Plan of Merger dated as of
         November 24, 1996, as amended and restated as of
         March 10, 1997, among Duke Power Company, Duke
         Transaction Corporation and PanEnergy Corp.
 2(b)    Press Release of Duke dated March 19, 1997.

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